UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2006

MEDIACOM COMMUNICATIONS CORPORATION

(Exact names of Registrant as specified in its charter)

Delaware (State of incorporation)	0-29227 (Commission File Number)	06-1566067 (IRS Employer Identification No.)

100 Crystal Run Road

Middletown, New York 10941

(Address of principal executive offices)

Registrant’ telephone number: (845) 695-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Event

On October 5, 2006, Mediacom Broadband LLC and Mediacom Broadband Corporation (collectively, the “Issuers”) sold $300,000,000 aggregate principal amount of their 8½% Senior Notes due 2015. The Issuers are wholly-owned subsidiaries of Mediacom Communications Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Mediacom Communications Corporation

Date: October 11, 2006                                             By: /s/ Mark E. Stephan________________
                            Mark E. Stephan
                            Executive Vice President and
                            Chief Financial Officer